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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 27, 2001
                Date of Report (Date of earliest event reported)

                             U.S. Technologies Inc.
               (Exact name of Registrant as Specified in Charter)

               Delaware                   0-15960            73-1284747
            (State or Other             (Commission         (IRS Employer
    Jurisdiction of Incorporation)     File Number)      Identification No.)

           1130 Connecticut Ave., NW, Suite 700, Washington, DC 20036 (Address of principal executive offices including zip code)

                                 (202) 466-3100
              (Registrant's telephone number, including area code)

                                 Not applicable
             (Former name or address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

INTRODUCTION

         On April 11, 2001, U.S. Technologies Inc., a Delaware corporation (the "Company"), filed a Form 8-K (which it amended on May 25, 2001) to report the consummation of its March 27, 2001 acquisition of Yazam.com Inc., substantially in accordance with the Agreement and Plan of Merger, dated February 21, 2001, as amended March 22, 2001, among U.S. Technologies Inc., U.S. Technologies Acquisition Co. and Yazam.com Inc.

         By this amendment, the Company is filing the audited financial statements of Yazam and the unaudited pro forma financial statements of the Company required by items (a) and (b) in Item 7 of Form 8-K.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

         a.       Financial Statements of Business Acquired.

                  Audited Financial Statements of Yazam.com Inc. as of December 31, 2000 and December 31, 1999.

         b.       Pro Forma Financial Information

                  Unaudited Pro Forma Consolidated Financial Statements as of December 31, 2000.

         c.       Exhibits.

                  99.1     Audited Financial Statements of Yazam.com Inc. as of
                           December 31, 2000 and December 31, 1999.

                  99.2     U.S. Technologies Pro Forma Condensed Consolidated
                           Financial Statements (Unaudited).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    U.S. TECHNOLOGIES INC.


                                    By:           /s/ Gregory Earls
                                       -----------------------------------------
                                       Gregory Earls
                                       Chairman and Chief Executive Officer


Dated: August 7, 2001
       Washington, DC


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